Dreyfus Premier
New York Municipal
Bond Fund

ANNUAL REPORT
November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier New York Municipal Bond Fund, covering the 12-month period from December 1, 1999 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Despite some modest fluctuations, municipal bond prices have generally risen over the 12-month reporting period. Positive supply-and-demand influences helped support a municipal bond market rally. During the second half of the reporting period, most sectors of the municipal bond market also benefited from slowing economic growth. In addition to the moderating effects of the Federal Reserve Board's interest-rate hikes during 1999 and the first half of 2000, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

Thank you for investing in Dreyfus Premier New York Municipal Bond Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform during the period?

For the 12-month reporting period ended November 30, 2000, the fund's Class A, Class B and Class C shares achieved total returns of 8.17%, 7.62% and 7.36%, respectively.(1) In comparison, the fund's peer group, as measured by the Lipper New York Municipal Debt Funds category average, achieved a total return of 7.57% for the same period.(2)

We attribute the fund's competitive absolute performance to a relatively strong investment environment for municipal bonds, particularly over the past 10 months. The market rally was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting New York municipal bonds. The fund's good relative performance was largely the result of our security selection strategy, which positioned the fund appropriately to take advantage of the market rally.

What is the fund's investment approach?

The fund seeks a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a
diversified   portfolio   of   municipal   bonds   from   New   York   issuers.

In managing the fund, we attempt to add value by selecting tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio' s long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both competitive yields and the potential for capital appreciation.

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the
past    year.    When    the    reporting    period    began    on
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

December 1, 1999, the U.S. and New York economies were growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates at its February, March and May 2000 meetings. However, tax-exempt yields later declined modestly -- and prices rose accordingly -- when the Fed did not change interest rates at subsequent meetings in June, August, October and November. The Fed held monetary policy steady because of signs that its previous rate hikes were having
the    desired    effect    of    slowing    the    economy.

In addition, the continuing strength of the New York economy helped keep municipal bond yields relatively low compared to bonds from other states. New York and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period one year earlier. Despite this fall-off in supply, we had few problems finding suitable securities for the fund. At the same time that supply of new bonds was falling, demand was strong from New York residents and financial institutions seeking to protect their wealth in a "flight to quality" from heightened volatility in the stock market. When demand rises and supply falls,
prices    of    outstanding    bonds    generally   tend   to   move   higher.

In this environment, we moved from a relatively defensive strategy during 1999's market decline to a more aggressive stance in early 2000, which positioned the fund to take advantage of the ensuing market rally as bond yields fell. More specifically, we sold holdings of bonds that were likely to be redeemed by their issuers over the near term, which we had held for their ability to cushion volatility during 1999' s more difficult market conditions. In addition, we shifted assets from intermediate-term bonds to longer term bonds, effectively enhancing our ability to lock in prevailing yields. We also put most of our cash
reserves    to    work   in   longer   term   New   York   tax-exempt   bonds.


What is the fund's current strategy?

After the market' s substantial rally and in light of evidence of a continuing economic slowdown, we have recently backed off from our relatively aggressive posture, preferring instead to adopt a more conservative approach in advance of traditional year-end market pressures. This shift included the sale of bonds priced at a discount to their face value, which performed well during the market rally but will generally lag as they approach par value. We have redeployed some of those assets primarily to income-oriented bonds in the 20-year maturity range. In addition, our purchase of New York tobacco bonds, which securitized the state's share of the tobacco industry litigation settlement, helped improve the fund's protection from the effects of early bond refinancings.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTION IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier New York Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND ON 11/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 11/30/00

                                                    Inception                                                        From
                                                      Date           1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                    12/31/86          3.30%           3.77%          6.60%            --
WITHOUT SALES CHARGE                                12/31/86          8.17%           4.73%          7.09%            --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/15/93          3.62%           3.86%           --             5.47%
WITHOUT REDEMPTION                                   1/15/93          7.62%           4.19%           --             5.47%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))           9/11/95          6.36%           3.96%           --             4.40%
WITHOUT REDEMPTION                                   9/11/95          7.36%           3.96%           --             4.40%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF THIS PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

November 30, 2000

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--89.8%

Albany Industrial Development Agency:

  Lease Revenue:

    (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,310,000                1,329,532

      (New York State Department of Health

         Building Project) 7.25%, 10/1/2010                                                   1,380,000                1,412,803

   Civic Facility Revenue (Sage Colleges Project):

      5.25%, 4/1/2019                                                                         1,140,000                1,081,404

      5.30%, 4/1/2029                                                                         1,000,000                  926,200

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000                1,838,452

Erie County Tobacco Asset Securitization Corp., Tobacco

   Settlement Asset-Backed 6.50%, 7/15/2032                                                   2,000,000                2,025,040

Housing New York Corp., Local or Guaranteed Housing

   Revenue 5.50%, 11/1/2010                                                                   2,650,000                2,715,746

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000                1,138,826

Long Island Power Authority, Electric Power and Light

   System Revenue 5.25%, 12/1/2026 (Insured; MBIA)                                            4,000,000                3,843,840

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

      5.70%, 7/1/2017 (Insured; MBIA)                                                         5,895,000                6,084,819

   Transit Facilities Revenue:

      5.764%, 7/1/2014                                                                        2,000,000  (a,b)         2,008,460

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,165,060

Newburg Industrial Development Agency, IDR (Bourne and

  Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                      830,000                  821,476

      5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                    1,000,000                  986,350

New York City:

   6.75%, 2/1/2009                                                                            2,000,000                2,250,040

   6%, 8/1/2017                                                                               3,000,000                3,123,030

   6%, 5/15/2020                                                                              2,000,000                2,091,680

   6.625%, 8/1/2025                                                                           4,095,000                4,217,563

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                           1,415,000                1,441,531

New York City Industrial Development Agency:

  Civic Facility Revenue:

    Lease Revenue (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                  941,940


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency (continued):

  Civic Facility Revenue (continued):

    (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,000,000                  979,270

   IDR (Laguardia Association LP Project) 6%, 11/1/2028                                       2,750,000                2,343,468

   Special Facility Revenue:

      (American Airlines Inc. Project)

         6.90%, 8/1/2024                                                                      2,000,000                2,059,100

      (Terminal One Group Association Project)

         6%, 1/1/2019                                                                         3,000,000                3,060,930

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue

   5.50%, 6/15/2023                                                                           2,000,000                1,980,820

New York City Transitional Finance Authority, Revenue:

   6%, 11/15/2013                                                                             2,000,000                2,162,540

   5%, 5/1/2029                                                                               3,000,000                2,767,320

New York State Dormitory Authority, Revenues:

   4201 Schools Program 5%, 7/1/2018 (Insured; MBIA)                                          1,400,000                1,337,630

   (Consolidated City University System):

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,208,290

      5.25%, 7/1/2014 (Insured; FGIC)                                                         1,500,000                1,516,665

      5.625%, 7/1/2016                                                                        4,000,000                4,164,600

   Health Hospital and Nursing Home:

      (Carmel Richmond Nursing Home)

         5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                            3,515,000                3,321,570

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                1,009,420

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000               1,027,880

      (Miriam Osborn Memorial Home)

         6.875%, 7/1/2019 (Insured; ACA)                                                      1,000,000                1,109,640

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                  998,010

      (North General Hospital)

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                1,988,920

   State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,000,000                2,153,780

      4.75%, 5/15/2025 (Insured; MBIA)                                                        1,000,000                  889,330

      5.50%, 5/15/2026 (Insured; FSA)                                                         5,000,000                4,976,100

New York State Environmental Facilities Corp., PCR

   (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                             3,000,000                3,142,350

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                4,232,560

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue (continued):

  Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,960,000                2,041,889

   Service Contract Obligation:

      6.25%, 9/15/2010                                                                        3,000,000                3,204,450

      5.25%, 9/15/2011                                                                        1,500,000                1,516,920

      5.50%, 9/15/2018                                                                        2,000,000                1,983,020

New York State Medical Care Facilities Finance Agency,

  Hospital and Nursing Home FHA Insured Mortgage

   Revenue 6.05%, 2/15/2015                                                                   3,000,000                3,131,370

New York State Mortgage Agency, Homeownership

  Mortgage Revenue:

      6%, 4/1/2017                                                                            2,000,000                2,057,900

      5.95%, 4/1/2030                                                                         1,990,000                2,001,920

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      6%, 4/1/2011                                                                            5,000,000                5,328,300

      5.75%, 4/1/2016                                                                         3,000,000                3,056,310

      5.75%, 4/1/2019                                                                         2,000,000                2,030,180

New York State Urban Development Corp., Revenue,

  Correctional Capital Facilities:

      6.10%, 1/1/2011                                                                         4,000,000                4,213,440

      5.375%, 1/1/2015                                                                        2,850,000                2,835,950

      5.70%, 1/1/2016                                                                         9,350,000                9,493,990

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000                1,983,020

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                  818,490

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000                1,700,970

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000                2,506,470

Triborough Bridge and Tunnel Authority, Revenue:

   Highway and Toll 6%, 1/1/2012                                                              2,000,000                2,187,260

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000                1,126,050

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                  997,050

Ulster County Industrial Development Agency, Civic Facility

   Revenue (Benedictine Hospital Project) 6.40%, 6/1/2014                                       730,000                  672,418


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Watervliet Housing Authority, Residential Housing

   Revenue (Beltrone Living Center Project) 6%, 6/1/2028                                      1,000,000                  865,660

Yonkers 5.50%, 9/1/2012 (Insured; FGIC)                                                       1,235,000                1,282,226

Yonkers Industrial Development Agency, Civic Facility

   Revenue (Saint Joseph's Hospital) 5.90%, 3/1/2008                                          1,700,000                1,614,558

U.S. RELATED--9.4%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,000,000                2,008,120

Puerto Rico Electric Power Authority, Power Revenue:

   5.625%, 7/1/2019 (Insured; FSA)                                                            2,000,000                2,080,820

   5.25%, 7/1/2029 (Insured; FSA)                                                             2,500,000                2,461,675

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5.75%, 7/1/2019 (Insured; MBIA)                                                         1,500,000                1,582,065

      6%, 7/1/2039                                                                            3,500,000                3,678,990

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (c)           1,181,389

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                3,014,460

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $164,538,158)                                                                                               168,531,315
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.8%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--.3%

Long Island Power Authority, Electric Power and Light

   System Revenue, VRDN 4%                                                                      500,000  (d)             500,000

U.S. RELATED--.5%

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation)

   3.95% (SBPA; Morgan Guaranty Trust Co.)                                                      900,000  (d)             900,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $1,400,000)                                                                                                   1,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $165,938,158)                                                            100.0%              169,931,315

CASH AND RECEIVABLES (NET)                                                                          .0%                    6,773

NET ASSETS                                                                                       100.0%              169,938,088

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                American Capital Access

AMBAC              American Municipal Bond Assurance
                       Corporation

FGIC               Financial Guaranty Insurance
                       Company

FHA                Federal Housing Administration

FSA                Financial Security Assurance

HR                 Hospital Revenue

IDR                Industrial Development Revenue

LOC                Letter of Credit

MBIA               Municipal Bond Investors Assurance
                       Insurance Corporation

MFHR               Multi-Family Housing Revenue

PCR                Pollution Control Revenue

SBPA               Standby Bond Purchase Agreement

SONYMA             State of New York
                       Mortgage Agency

VRDN               Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              28.5

AA                               Aa                              AA                                               16.4

A                                A                               A                                                41.5

BBB                              Baa                             BBB                                               3.5

F1                               Mig1                            SP1                                                .8

Not Rated (e)                    Not Rated (e)                   Not Rated( e)                                     9.3

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2000, THIS
     SECURITY AMOUNTED TO $2,008,460 OR 1.2% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           165,938,158    169,931,315

Cash                                                                    333,384

Interest receivable                                                   2,761,375

Receivable for shares of Beneficial Interest subscribed                 125,986

Prepaid expenses                                                         10,255

                                                                     173,162,315
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           133,269

Payable for investment securities purchased                           2,859,705

Payable for shares of Beneficial Interest redeemed                      138,789

Accrued expenses                                                         92,464

                                                                      3,224,227
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      169,938,088
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     167,176,254

Accumulated net realized gain (loss) on investments                 (1,231,323)

Accumulated net unrealized appreciation
   (depreciation) on investments--Note 4                             3,993,157
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     169,938,088

NET ASSET VALUE PER SHARE


                                                                              Class A        Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            131,482,128      36,668,501     1,787,459

Shares Outstanding                                                          9,166,579       2,556,821       124,587
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.34           14.34         14.35

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended November 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,057,051

EXPENSES:

Management fee--Note 3(a)                                              939,612

Shareholder servicing costs--Note 3(c)                                 561,417

Distribution fees--Note 3(b)                                           223,146

Professional fees                                                       51,115

Registration fees                                                       32,379

Prospectus and shareholders' reports                                    18,343

Custodian fees                                                          14,198

Trustees' fees and expenses--Note 3(d)                                  12,739

Loan commitment fees--Note 2                                             2,282

Miscellaneous                                                           26,569

TOTAL EXPENSES                                                       1,881,800

INVESTMENT INCOME-NET                                                8,175,251
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments                              (666,504)

Net unrealized appreciation (depreciation) on investments            5,558,516

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,892,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,067,263

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                              ----------------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,175,251            9,230,614

Net realized gain (loss) on investments         (666,504)              583,137

Net unrealized appreciation (depreciation)
   on investments                               5,558,516          (18,753,308)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   13,067,263           (8,939,557)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (6,254,905)          (6,235,168)

Class B shares                                (1,833,759)          (2,924,197)

Class C shares                                   (86,587)             (71,249)

Net realized gain on investments:

Class A shares                                  (815,622)            (919,763)

Class B shares                                  (312,580)            (571,971)

Class C shares                                   (15,884)             (10,930)

TOTAL DIVIDENDS                               (9,319,337)         (10,733,278)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 55,812,461           48,597,830

Class B shares                                  5,183,809            8,252,180

Class C shares                                    146,846            1,799,129

Dividends reinvested:

Class A shares                                  4,731,285            4,735,809

Class B shares                                  1,418,772            2,498,038

Class C shares                                     75,685               56,463

Cost of shares redeemed:

Class A shares                               (61,011,845)         (45,871,004)

Class B shares                               (22,482,883)         (35,793,080)

Class C shares                                (1,012,379)            (730,594)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (17,138,249)         (16,455,229)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (13,390,323)         (36,128,064)
--------------------------------------------------------------------------------

Beginning of Period                          183,328,411           219,456,475

END OF PERIOD                                169,938,088           183,328,411

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended November 30,
                                              ----------------------------------
                                                     2000              1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     3,961,205            3,286,613

Shares issued for dividends reinvested            338,325              319,256

Shares redeemed                               (4,338,681)          (3,112,276)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (39,151)              493,593
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       371,189              549,951

Shares issued for dividends reinvested            101,671              167,240

Shares redeemed                               (1,612,584)          (2,426,756)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,139,724)         (1,709,565)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        10,640              123,939

Shares issued for dividends reinvested              5,413                3,814

Shares redeemed                                  (72,794)             (49,318)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (56,741)               78,435

(A) DURING THE PERIOD ENDED NOVEMBER 30, 2000, 679,170 CLASS B SHARES REPRESENTING $9,514,136 WERE AUTOMATICALLY CONVERTED TO 679,292 CLASS A SHARES AND DURING THE PERIOD ENDED NOVEMBER 30, 1999, 1,535,040 CLASS B SHARES REPRESENTING $22,638,139 WERE AUTOMATICALLY CONVERTED TO 1,535,479 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.01          15.43          15.22          14.94         14.93

Investment Operations:

Investment income-net                                             .69            .69            .69            .71           .73

Net realized and unrealized gain (loss)
   on investments                                                 .42         (1.31)            .45            .35           .01

Total from Investment Operations                                 1.11          (.62)           1.14           1.06           .74

Distributions:

Dividends from investment income-net                            (.69)          (.69)          (.69)         (.71)          (.73)

Dividends from net realized gain
   on investments                                               (.09)          (.11)          (.24)         (.07)             --

Total Distributions                                             (.78)          (.80)          (.93)         (.78)          (.73)

Net asset value, end of period                                  14.34          14.01          15.43         15.22         14.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.17          (4.22)          7.74          7.31          5.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .97            .93            .93           .92           .92

Ratio of net investment income
   to average net assets                                         4.92           4.65           4.50           4.78         4.99

Portfolio Turnover Rate                                         19.02          35.87          34.48          74.84        53.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         131,482        128,995        134,432        128,811      135,413

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.01          15.43          15.22          14.94         14.93

Investment Operations:

Investment income-net                                             .62            .61            .61            .63           .65

Net realized and unrealized gain (loss)
   on investments                                                 .42          (1.31)           .45            .35           .01

Total from Investment Operations                                 1.04           (.70)          1.06            .98           .66

Distributions:

Dividends from investment income-net                            (.62)          (.61)          (.61)         (.63)          (.65)

Dividends from net realized gain
   on investments                                               (.09)          (.11)          (.24)         (.07)             --

Total Distributions                                             (.71)          (.72)          (.85)         (.70)          (.65)

Net asset value, end of period                                  14.34          14.01          15.43         15.22          14.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.62          (4.71)          7.20          6.77           4.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.48           1.44           1.44          1.44          1.44

Ratio of net investment income
   to average net assets                                         4.42           4.11           3.99          4.26          4.45

Portfolio Turnover Rate                                         19.02          35.87          34.48         74.84         53.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          36,669         51,792         83,437        80,142        71,392

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.02          15.43          15.23          14.95         14.93

Investment Operations:

Investment income-net                                             .58            .58            .57            .60           .62

Net realized and unrealized gain (loss)
   on investments                                                 .42          (1.30)           .44            .35           .02

Total from Investment Operations                                 1.00           (.72)          1.01            .95           .64

Distributions:

Dividends from investment income-net                            (.58)          (.58)          (.57)         (.60)          (.62)

Dividends from net realized gain
   on investments                                               (.09)          (.11)          (.24)         (.07)             --

Total Distributions                                             (.67)          (.69)          (.81)         (.67)          (.62)

Net asset value, end of period                                  14.35          14.02          15.43         15.23          14.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( A)                                             7.36         (4.86)           6.87          6.50           4.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.74          1.66            1.62          1.69          1.59

Ratio of net investment income
   to average net assets                                         4.18          3.91            3.63          4.08          3.98

Portfolio Turnover Rate                                         19.02         35.87           34.48         74.84         53.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,787         2,542           1,588            87           485

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each
business    day    by    an    independent   pricing   service   ("Service")

approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

The fund has an unused capital loss carryover of approximately $1,259,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $509 during the period ended November 30, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2000, Class B and Class C shares were charged $207,616 and $15,530, respectively, pursuant to the Plan, of which $148,903 and $10,887 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2000, Class A, Class B and Class C shares were charged $318,111, $103,808 and $5,177, respectively, pursuant to the Shareholder Services Plan, of which $239,602, $74,451 and $3,629 for Class A, Class B and Class C shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $91,351 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $32,038,986 and $48,750,207 respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was
$3,993,157,   consisting   of   $6,398,769  gross  unrealized  appreciation  and
$2,405,612 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier New York Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New York Municipal Bond Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

January 8, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2000:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and

   --  the  fund  hereby designates $.0876 per share as a long-term capital gain
   paid    on    December 9, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


NOTES

                        For More Information

                        Dreyfus Premier New York Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  021AR0011